                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 08/31/01
                                                    DETERMINATION DATE: 09/12/01
                                                     DISTRIBUTION DATE: 09/17/01
                                                                               A

===================================================================================================================================
                                     ORIGINAL       BEGINNING                                CURRENT                    ENDING
                      CERTIFICATE  CERTIFICATE     CERTIFICATE                               REALIZED    TOTAL        CERTIFICATE
    CLASS     CUSIP      RATE        BALANCE         BALANCE        INTEREST     PRINCIPAL     LOSS   DISTRIBUTION      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
    AF-1    60935BEL9  3.91000%   401,250,000.00  195,370,000.00   700,238.64  5,550,000.00    0.00   6,250,238.64  189,820,000.00
Factors per
 Thousand                                                          1.74514303   13.83177570           15.57691873    473.07165109
-----------------------------------------------------------------------------------------------------------------------------------
    AF-2    60935BEM7  3.75000%   133,750,000.00  65,116,000.00    223,836.25  1,850,000.00    0.00   2,073,836.25   63,266,000.00
Factors per
 Thousand                                                          1.67354206   13.83177570           15.50531776    473.01682243
-----------------------------------------------------------------------------------------------------------------------------------
   POOL I                         535,000,000.00  260,486,000.00   924,074.89  7,400,000.00    0.00   8,324,074.89  253,086,000.00
   Totals                                                          1.72724279   13.83177570           15.55901849    473.05794393
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     A-V    60935BEN5  3.90000%   360,000,000.00  129,129,456.48   461,637.81  5,742,752.11    0.00   6,204,389.92  123,386,704.37
Factors per
 Thousand                                                          1.28232724   15.95208919           17.23441644    342.74084547
-----------------------------------------------------------------------------------------------------------------------------------
   POOL II                        360,000,000.00  129,129,456.48   461,637.81  5,742,752.11    0.00   6,204,389.92  123,386,704.37
   Totals                                                          1.28232724   15.95208919           17.23441644    342.74084547
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS                         895,000,000.00  389,615,456.48  1,385,712.70 13,142,752.11   0.00  14,528,464.81  376,472,704.37
===================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 08/31/01
                                                    DETERMINATION DATE: 09/12/01
                                                     DISTRIBUTION DATE: 09/17/01
                                                                               A

===================================================================================================================================

                CERTIFICATE INFORMATION                                           OTHER TRUST INFORMATION


POOL I
           Interest   Carry Forward  Monthly Advance
         Requirement      Amount      for Bankruptcy    Libor                                                              3.64000%
   AF-1   700,238.64      0.00            0.00          Aggregate Spread Account Beginning Balance                    42,955,005.21
   AF-2   223,836.25      0.00            0.00          Interest Earnings                                                120,378.95
                                                        Adjustments                                                         (190.47)
                                                        Deposits to Spread Account                                       308,455.50
                                                        Withdrawals from Spread Account                                        0.00
POOL II                                                 Aggregate Ending Spread Account Balance                       43,383,649.18
                                                        Aggregate Interest Earnings                                    5,149,978.39
   AV     461,637.81      0.00            0.00          Aggregate Ending Spread Account Balance less Interest Earnings38,233,670.79
                                                        Aggregate Specified Spread Account Requirement                40,942,500.00


         ROUNDING ACCOUNT ACTIVITY
                            POOL I       POOL II
 Prior Withdraw              432.09          0.00
 Current Withdraw          1,100.10          0.00
                        -----------    ----------

 Net Withdraw/(Deposit)     (668.01)         0.00
                        ===========    ==========

===================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 08/31/01
                                                    DETERMINATION DATE: 09/12/01
                                                     DISTRIBUTION DATE: 09/17/01
                                                                               A

====================================================================================================================================
                                                        POOL I

     SCHEDULE OF REMITTANCE                                   COLLATERAL INFORMATION
Aggregate Amount Received            9,356,648.21   Adjusted Mortgage Interest Rate                                          9.721%
                                                    Aggregate Beginning Principal Balance of Loans                   260,514,624.30
Monthly Advance                         63,446.63   Aggregate Ending Principal Balance of Loans                      253,115,724.40
(Unreimbursed Monthly Advance)               0.00   Compensating Interest                                                  1,524.83
(Servicer Fee)                         (52,668.41)  Curtailments                                                         346,670.98
(Contingency Fee)                      (52,668.40)  Excess and Monthly Payments                                          479,845.61
(Late Charges)                         (89,136.98)  Interest Received                                                  2,178,544.29
(Escrow)                              (153,678.92)  Monthly Excess Spread Percentage                                           100%
(Excess Spread)                     (1,186,259.16)  Payments And Reimbursements to the Servicers Pursuant to:
                                  ---------------
                                    (1,470,965.24)       Section 4.01(f)                                                 105,336.81
                                                    Principal Prepayments (Number / Amount)                      128   6,108,771.43
AVAILABLE REMITTANCE AMOUNT          7,885,682.97   Realized Losses (Current / Cumulative)                463,611.88  16,030,695.91
                                  ===============   Certificate Remittance Amount from Pool I                            722,111.51
                                                    WAC                                                                     10.342%
                                                    WAM                                                                      257.56
FEES
Contingency Fee                         52,668.40              SPREAD ACCOUNT INFORMATION
Expense Account                          2,442.06   Spread Account Beginning Balance                                  23,182,927.91
Insurance Fee                           23,878.00      Interest Earnings                                                  65,524.94
Servicer Fee                            52,668.41      Adjustments                                                          (103.68)
                                                       Deposits to Spread Account                                            103.68
                                                       Withdrawals from Spread Account for Insured Payment                     0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE                    Total Withdrawals from Spread Account                                   0.00
      MORTGAGE INTEREST RATES                       Ending Spread Account Balance                                     23,248,452.85
 5/01          6/01          7/01                   Aggregate Interest Earnings                                        3,185,952.85
 ----          ----          ----                   Ending Spread Account Balance less Interest Earnings              20,062,500.00
10.360%       10.354%      10.350%                  Specified Spread Account Requirement                              20,062,500.00

====================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 08/31/01
                                                    DETERMINATION DATE: 09/12/01
                                                     DISTRIBUTION DATE: 09/17/01
                                                                               A

==================================================================================================================================
                                                        POOL II

  SCHEDULE OF REMITTANCE                                   COLLATERAL INFORMATION
Aggregate Amount Received         6,772,326.09    Adjusted Mortgage Interest Rate                                          10.187%
                                                  Aggregate Beginning Principal Balance of Loans                    129,137,358.80
Monthly Advance                           0.00    Aggregate Ending Principal Balance of Loans                       123,394,606.70
(Unreimbursed Monthly Advance)      (11,863.54)   Compensating Interest                                                     261.97
(Servicer Fee)                      (27,411.13)   Curtailments                                                        1,354,389.32
(Contingency Fee)                   (27,411.12)   Excess and Monthly Payment                                             (7,648.86)
(Late Charges)                      (58,038.90)   Interest Received                                                   1,176,406.16
(Escrow)                           (121,435.45)   Monthly Excess Spread Percentage                                            100%
(Excess Spread)                    (634,658.35)   Payments And Reimbursements to the Servicers Pursuant to:
                                 -------------
                                   (880,818.49)        Section 4.01(f)                                                   54,822.25
                                                  Principal Prepayments (Number / Amount)                   49        4,063,524.99
AVAILABLE REMITTANCE AMOUNT       5,891,507.60    Realized Losses (Current / Cumulative)            332,486.66        8,517,575.68
                                 =============    Certificate Remittance Amount from Pool II                                  0.00
                                                  WAC                                                                      10.812%
                                                  WAM                                                                      322.805
FEES
Contingency Fee                      27,411.12           SPREAD ACCOUNT INFORMATION
Expense Account                       1,587.22    Spread Account Beginning Balance                                   19,772,077.30
Insurance Fee                        11,837.00       Interest Earnings                                                   54,854.01
Servicer Fee                         27,411.13       Adjustments                                                            (86.79)
                                                     Deposits to Spread Account                                         308,351.82
                                                     Withdrawals from Spread Account                                          0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE               Ending Spread Account Balance                                      20,135,196.33
     MORTGAGE INTEREST RATES                      Aggregate Interest Earnings                                         1,964,025.54
  5/01     6/01         7/01                      Ending Spread Account Balance less Interest Earnings               18,171,170.79
  ----     ----         ----                      Specified Spread Account Requirement                               20,880,000.00
10.929%   10.918%      10.890%


==================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 08/31/01
                                                    DETERMINATION DATE: 09/12/01
                                                     DISTRIBUTION DATE: 09/17/01
                                                                               A

====================================================================================================================================
                                                        EXHIBIT L


                                                 ----------------------------------------------------------------------------------
      POOL I                                        DELINQUENT INFOR.         # LOANS          AMOUNT              PERCENTAGE
                                                 ----------------------------------------------------------------------------------
                                                 Delinquent 1-29 Days            485         22,662,648.38             8.95%
------------------------------------------       Delinquent 30-59 Days           134          6,660,260.98             2.63%
Outstanding Balance        253,115,724.40        Delinquent 60-89 Days            49          2,425,632.37             0.96%
------------------------------------------       Delinquent 90 and over          105          6,386,455.26             2.52%
    # Accounts                      5,057        Loans in Foreclosure            200         12,170,372.67             4.81%
------------------------------------------       REO Property                     74          4,233,347.03             1.67%
                                                                          ---------------------------------------------------------
                                                 TOTALS                        1,047         54,538,716.69            21.55%
                                                 ----------------------------------------------------------------------------------


                                                 ----------------------------------------------------------------------------------
      POOL II                                       DELINQUENT INFOR.         # LOANS          AMOUNT              PERCENTAGE
                                                 ----------------------------------------------------------------------------------
                                                 Delinquent 1-29 Days           162         12,293,065.63             9.96%
------------------------------------------       Delinquent 30-59 Days           48          2,881,559.42             2.34%
Outstanding Balance        123,394,606.70        Delinquent 60-89 Days           16            930,060.31             0.75%
------------------------------------------       Delinquent 90 and over          82          7,017,582.18             5.69%
    # Accounts                      1,672        Loans in Foreclosure           145         11,303,861.39             9.16%
------------------------------------------       REO Property                    73          5,390,565.64             4.37%
                                                                          ---------------------------------------------------------
                                                 TOTALS                         526         39,816,694.57            32.27%
                                                 ----------------------------------------------------------------------------------


====================================================================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309